SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                         Current Report Pursuant
                      to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)     February 20, 1997

                     Newcourt Receivables Corporation
        ----------------------------------------------------------
                (Exact Name of Registrant as Specified in its Charter)

                                 Delaware
              (State or Other Jurisdiction of Incorporation)

        33-98378                                  77-041305
   (Commission File Number)              (I.R.S. Employer Identification No.)

                               408-271-0500
           (Registrant's Telephone Number, Including Area Code)


                              Not Applicable
      (Former Name or Former Address, if Changed Since Last Report)



Item 5.  Other Events.

        The Registrant is filing final forms of the exhibits listed in
Item 7(c) below.


Item 7.  Financial Statements and Exhibits.

        (c) Exhibits.


Exhibit No.      Document Description

20               Monthly Servicer's Certificate.


                                SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             NEWCOURT RECEIVABLES CORPORATION


Dated:  February  24, 1997   By:  /S/ DANIEL A. JAUERNIG
                                  Daniel A. Jauernig
                                  Vice President and Chief Financial
                                  Officer and Director



                            INDEX TO EXHIBITS


Exhibit No.      Document Description

20               Monthly Servicer's Certificate